Exhibit 99.1

Report of Independent Accountants on Applying

Agreed-Upon Procedures

Ford Credit Auto Lease Two LLC

One American Road

Dearborn, Michigan 48126

Ford Motor Credit Company LLC

One American Road

Dearborn, Michigan 48126

We have performed the procedures enumerated below, which were agreed to by Ford Motor Credit Company LLC (“Ford Credit” or “you”) on behalf of itself and its special purpose subsidiary, Ford Credit Auto Lease Two LLC (the “Depositor”), to perform the procedures enumerated below, which are agreed to by Ford Credit, the Depositor, and by other third parties who execute an agreement with PwC in which such party accepts responsibility for the sufficiency of the procedures performed (such third parties collectively referred to herein as the “Specified Parties”).  The procedures were performed in connection with the potential issuance by the Ford Credit Auto Lease Trust (the “Lease Trust”), established by Ford Credit, of asset-backed notes (the “Notes”) collateralized by an exchange note to be issued to Ford Credit, which will be backed by a reference pool of car, light truck and utility vehicle leases and leased vehicles purchased by Ford Credit’s titling companies from dealers, which exchange note will be sold to the Lease Trust (the “Lease Receivables”).  The procedures were performed solely to assist you and the Specified Parties in determining the accuracy of certain attributes of the Lease Receivables.  The addressees are responsible for the offering of the Notes by Ford Credit Auto Lease Trust 2018-B in this transaction (the “Transaction”).

This agreed-upon procedures engagement was performed in accordance with attestation standards established by the American Institute of Certified Public Accountants.  The sufficiency of the agreed-upon procedures is solely the responsibility of Ford Credit, the Depositor, and the Specified Parties.  Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this AUP Report has been requested or for any other purpose.

This AUP Report is intended solely for the information and use of Ford Credit, the Depositor and the Specified Parties (including for purposes of substantiating the Specified Parties’ “due diligence defense” under the Securities Act of 1933), and is not intended to be and should not be used by anyone other than Ford Credit, the Depositor and the Specified Parties.

If a party has obtained this AUP Report or has access to it without having executed an agreement with PwC in which such party accepts responsibility for the sufficiency of the procedures performed (herein referred to as a “Non-Specified Party”), that Non-Specified Party cannot:

(i)                                     Rely upon this AUP Report, and any use of this AUP Report or its contents by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk; and

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017

T: 646-471-3000, F: 813-286-6000 , www.pwc.com/us

Report of Independent Accountants on Applying Agreed Upon Procedures

Ford Credit Auto Lease Trust 2018-B

September 10, 2018

(ii)                                  Acquire any rights or claims against PwC, and PwC assumes no duties or obligations to such Non-Specified Party.

A Non-Specified Party may not disclose or distribute this AUP Report or its contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to Rule 17gG-5 of the Securities Exchanges Act of 1934) without the prior written consent of PwC.

Description of Due Diligence Services

The sample size of 125 was determined by Ford Credit. Ford Credit represents that it selected the sample randomly from the pool of Lease Receivables to be sold to the Lease Trust.

PwC should not be regarded as having in any way warranted or as having given any assurance as to the following items  as detailed in SEC Rule 17g-10 (d)(1) (ii) through (v):

•                  Whether the origination of the Lease Receivables conformed to, or were derived from, stated underwriting or credit extension guidelines, standards, criteria or other requirements;

•                  The value of the Lease Receivables securing the Notes;

•                  Whether Ford Credit complied with federal, state, and local laws or regulations; and

•                  Any other factor or characteristic of the Lease Receivables that may be material to the likelihood that the Notes will pay interest and principal in accordance with applicable terms and conditions.

PwC should not be regarded as having in any way warranted or as having given any assurance to any other procedures than those detailed in this AUP Report.

This agreed-upon procedures engagement was not conducted for the purpose of satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

With respect to any terms or requirements of the Transaction offering documents that do not appear in this report, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the following agreed-upon procedures and therefore make no representations regarding the adequacy of disclosures or whether any material facts have been omitted from the Transaction offering documents.

It should be understood that we make no representations as to:

(i)                                     questions of legal interpretation;

(ii)                                  the sufficiency of these procedures;

(iii)                               the adequacy of the sample size as provided by Ford Credit, nor do we draw any conclusions about the entire pool of Lease Receivables based on the sample size and results of the procedures performed; and

(iv)                              the completeness, accuracy, appropriateness, quality or integrity of any of the information provided by Ford Credit or any other party for purposes of PwC performing the procedures agreed to by the Specified Parties.  The procedures performed would not necessarily reveal any material misstatement of the amounts, balances, ratios, percentages or other relationships of the information included in the data provided to us.

These procedures should not be taken to replace any additional inquiries or procedures that you would undertake in consideration of the Transaction.

Report of Independent Accountants on Applying Agreed Upon Procedures

Ford Credit Auto Lease Trust 2018-B

September 10, 2018

We were not engaged to, and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion on the information provided including financial data or assertions, subject to the procedures described below.  Accordingly, we do not express such an opinion or conclusion.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We did not perform any procedures with respect to the fair value for the Notes and thus PwC expresses no opinion on the fair value of the Notes.

I.                Data, Information and Documents Provided

Ford Credit provided the following data, information, and documents related to a sample of 125 retail lease contracts selected by Ford Credit as of September 1, 2018 (the “Cutoff Date”), which Ford Credit represents was selected randomly from the reference pool of retail lease contracts to be sold to the Lease Trust (the “Sample Leases”):

A.            Copies of, or access to, the following documents, as applicable (the “Lease Files”):

1.              Motor vehicle lease agreement signed by the lessee (the “Lease Contract”),

2.              Any correction notices to the information contained in the motor vehicle lease agreement (the “Correction Notices”),

3.              Any lease modification (the “Lease Modification Agreement”),

4.              Any Substitution of Collateral Agreement or Transfer of Lease Agreement (the “Substitution or Transfer Agreement”),

5.              Any certificate of title, motor vehicle lien statement, application for title, application for registration for motor vehicle, certificate of origin or manufacturer statement of origin for a vehicle (for overseas military contracts when the vehicle is delivered overseas), or other evidence (including Secure Title reporting for electronic titling states) showing ownership interest and security interest in the leased vehicle (the “Title Documents”), and

6.              The vehicle window sticker or dealer invoice, if requested.

B.            An Excel data file containing certain data fields for the Sample Leases which Ford Credit represents is from Ford Credit’s U.S. Lease System Master Files (the “Sample Leases Extract File”).

C.            An Excel file containing vehicle make and model mapping lists for each vehicle in the pool of leases (“Vehicle Mapping File”).

D.            A file that Ford Credit represents is an internal procedure file (“Lease Titling Companies File”) containing Ford Credit titling company names and acceptable abbreviations (“Acceptable Titling Company”).

E.             A file that Ford Credit represents is an internal procedure file (“HTD Acceptable Variations File”) containing acceptable abbreviations for HTD Leasing LLC.

Report of Independent Accountants on Applying Agreed Upon Procedures

Ford Credit Auto Lease Trust 2018-B

September 10, 2018

The data, information and documents listed above and provided by Ford Credit are collectively referred to as the “Data, Information, and Documents”.

II.           Procedures Performed

We performed the following agreed-upon procedures on the Sample Leases. For the purposes of the procedures below, dollar amounts and percentages that differ only as a result of rounding were deemed to be in agreement. In the event that a document was not clear, data was missing, or there was a question about the information contained in the document relevant to performance of the agreed-upon procedures, we contacted a Ford Credit representative for clarification prior to reporting any exceptions.  Our findings as a result of performing the procedures are attached in Exhibit I.

A.                                    For each Sample Lease, we observed the Lease Contract and Title Documents noting the absence of the Lease Contract and Title Documents as exceptions, provided that if the Lease Contract date was within 30 days of the Cutoff Date, the absence of Title Documents was not noted as an exception.

B.                                    For each Sample Lease, we observed the lessee’s signature on the Lease Contract.

C.                                    For each Sample Lease, we observed that an Acceptable Titling Company was identified as the “Holder” on the Lease Contract using the Lease Titling Companies File.

We did not perform this agreed-upon procedure if the Lease Contract was completed prior to July 1, 2011 or if the Lease Contract was completed by an Ohio dealer with a lessee that has an address outside of Ohio.

D.                                    For each Sample Lease, we:

1.              Agreed the vehicle identification number (“VIN”), lease date, base payment, first monthly payment due date, lease term in months, residual value, and vehicle model year on the Lease Contract to the Sample Leases Extract File.

We did not perform this agreed-upon procedure relating to the base payment if the Lease Contract was an advance payment program Lease Contract as signified by an “A” in the column “Single Balloon Code” of the Sample Leases Extract File.

If a Correction Notice was sent to the borrower, we recalculated the base payment amount by using the total payment amount minus the tax amount, shown on the Correction Notice, and agreed such amount to the Sample Leases Extract File.

2.              Recalculated the acquisition cost on the Lease Contract and compared our result to the Sample Leases Extract File.

When we performed this procedure, the adjusted capitalized cost on the Lease Contract was equal to the sum of the column “Acquisition Cost” in the Sample Leases Extract File plus the acquisition fee in the column “Acquisition Fee Amt” of the Sample Leases Extract File.

This procedure did not apply to any Sample Lease for which a Correction Notice that changed the amount of the payment had been issued to the borrower.

Report of Independent Accountants on Applying Agreed Upon Procedures

Ford Credit Auto Lease Trust 2018-B

September 10, 2018

3.              Agreed the use for which the financed vehicle was leased on the Lease Contract to the Sample Leases Extract File.

In performing this procedure, we were instructed to utilize the Comm Paper Ind column on the Sample Leases Extract File and to consider the vehicle use as personal if (i) the lessee is an individual and personal, family or household is designated on the Lease Contract or (ii) no designation was made on the Lease Contract and the lessee is an individual.  The use is commercial if (i) anything other than personal, family or household use is designated on the Lease Contract (e.g., business, commercial, agricultural, hazardous, etc.) or (ii) the lessee is an entity or a business regardless of designation or no designation.

4.              Agreed the make and model of Ford Motor Company manufactured vehicles on the Lease Contract to the Sample Leases Extract File using the Vehicle Mapping File and the vehicle window sticker or dealer invoice, as needed.

For purposes of this procedure Ford Motor Company manufactured vehicle means a Ford and Lincoln vehicle. For the avoidance of doubt, this procedure was not performed for non-Ford Motor Company manufactured vehicles, and a non-Ford Motor Company manufactured vehicle was not considered an exception under this procedure.

For the purposes of this procedure, if the model name on the Sample Leases Extract File was contained within the model name on the Lease Contract it was not noted as an exception.

5.              Agreed the number of co-lessees indicated on the Lease Contract matched the Number of Endorsers on the Sample Leases Extract File.

For purposes of this procedure D, if information on the Lease Contract did not agree to the Sample Leases Extract File, we compared such information on the Sample Leases Extract File to the Correction Notices, Lease Modification Agreement, or Substitution or Transfer Agreement for the Sample Lease, using the date of each document to apply such document in chronological order.

E.                                     If a Title Document was found in the Lease Files, we observed that such document noted that an Acceptable Titling Company listed in the Lease Titling Companies File was listed as the owner of the leased vehicle and we observed that HTD Leasing LLC was listed as the lienholder using the HTD Acceptable Variations File.

For purposes of this procedure E if (i) a Title Document is from the state of Oregon, (ii) the lease vehicle is titled in the name of the customer as lessee using the lessee’s address, and (iii) the Lessor name appears as CAB West LLC or an acceptable variance listed in the Titling Companies File, it will not be noted as an exception.

Report of Independent Accountants on Applying Agreed Upon Procedures

Ford Credit Auto Lease Trust 2018-B

September 10, 2018

The procedures enumerated above were performed as of the date of this AUP Report and are completed. We disclaim any consideration of any events and circumstances occurring after the date of this AUP Report. Further, we have no obligation to update this letter because of events occurring, or data, information, or documents coming to our attention, subsequent to the date of this letter.

/s/ PricewaterhouseCoopers LLP

New York, New York

September 10, 2018

Report of Independent Accountants on Applying Agreed Upon Procedures

Ford Credit Auto Lease Trust 2018-B

September 10, 2018

Exhibit I

Sample Lease #	Procedure	Exception
61	D1	The Lease Contract residual value of $16,334.85 does not agree to the Sample Lease Extract File residual value of $16,334.84
101	D1	The Lease Contract base payment of $632.01 does not agree to the Sample Lease Extract File base payment of $624.06